Apr. 14, 2016
HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
THE ADVISORS' INNER CIRCLE FUND II HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND (THE "FUND")

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risk factors affecting shareholders' investments in the Fund are set forth below.